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                                                                   EXHIBIT 23.12
                                                                   -------------




INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 2, 2000, except for Note 17 as to which the date is March 2, 2000, appearing in the Annual Report on Form 10-K of Dollar Thrifty Automotive Group, Inc. and subsidiaries for the year ended December 31, 1999.


DELOITTE & TOUCHE LLP


Tulsa, Oklahoma
November 28, 2000